                                                                 Exhibit 10.16.1
                                                              Contract #: T1060F
                                                                    Amendment #2

                        NORTHERN BORDER PIPELINE COMPANY
                     AMENDED U.S. SHIPPERS SERVICE AGREEMENT

This Amendment is entered into as of this 3rd day of March, 1999 by and between NORTHERN BORDER PIPELINE COMPANY, hereinafter referred to as "Company" and ENRON CAPITAL & TRADE RESOURCES CORP., hereinafter referred to as "Shipper".

WHEREAS, Shipper and Company have entered into a Northern Border Pipeline Company U.S. Shippers Service Agreement dated as of August 5, 1997, and any such Amendments thereto (hereinafter "Service Agreement"); and

NOW THEREFORE, in consideration of their respective covenants and agreements hereinafter set out, the parties hereto covenant and agree as follows:

AMENDED EXHIBIT A
Exhibit A to the Service Agreement is hereby superseded by the attached Amended Exhibit A further defining term of service and the Maximum Receipt Quantity for receipt, delivery and transfer points.

AMENDED TERM
The first paragraph of Article 7 of the Agreement shall hereafter be and read as follows:

This Service Agreement shall become effective upon its execution and shall under all circumstances continue in effect in accordance with the Tariff through May 22, 2009, and shall continue in effect thereafter until extended or terminated in accordance with Section 5 of the Rate Schedule T-1. Shipper shall give Company not less than six (6) months prior written notice of Shipper's intent to terminate this Service Agreement. Service rendered pursuant to this Service Agreement shall be abandoned upon termination of this Service Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and year set forth above.

ATTEST:                       NORTHERN BORDER PIPELINE COMPANY
                              By: Northern Plains Natural Gas Company, Operator

/s/ Eva Neufeld               By: /s/ Robert A. Hill
-------------------------         ----------------------------------
Assistant Secretary
                              Title: Vice President
                                     -------------------------------


WITNESS:                      ENRON CAPITAL & TRADE RESOURCE CORP.

/s/ Mike Lynch                By: /s/ Julia Gomez
-------------------------         ----------------------------------

                              Title: Vice President
                                     -------------------------------

                        NORTHERN BORDER PIPELINE COMPANY


              AMENDED EXHIBIT A TO U.S. SHIPPERS SERVICE AGREEMENT


   COMPANY:                           NORTHERN BORDER PIPELINE COMPANY

   COMPANY'S ADDRESS:                 1111 South 103rd Street
                                      Omaha, Nebraska  68124-1000

   SHIPPER:                           ENRON CAPITAL & TRADE RESOURCES CORP.
                                      Attn: Julie Gomez

   SHIPPER'S ADDRESS:                 1400 Smith
                                      EB 3110A
                                      Houston, TX  77002-7361

                                                Maximum        Maximum       Minimum        Maximum
                                  Role         Quantity        Receipt      Delivery        Receipt         Minimum
                                 (Notes        (MCF/day)      Pressure      Pressure      Temperature     Temperature
Points                          1 and 3)       (Note 4)        (PSIG)        (PSIG)           ((degree)F)           ((degree)F)
----------------------------- -------------- --------------- ------------ -------------- --------------- --------------
Port of Morgan, MT                 PR             57,500        1435            -             120             32
                                   RD             57,500          -             -              -               -
                                   TP             57,500          -             -              -               -
                                   DD             57,500          -             -              -               -

Saskana, MT                        PR             57,500        1435            -             120             32
(Secondary-Note 2)                 RD             57,500          -             -              -               -
                                   TP             57,500          -             -              -               -
                                   DD             57,500          -             -              -               -

Buford, ND                         PR             48,000        1435            -             120             32
(Secondary-Note 2)                 RD             48,000          -             -              -               -
                                   TP             57,500          -             -              -               -
                                   DD             48,000          -             -              -               -

Watford City, ND                   PR             57,500        1435            -             120             32
(Secondary-Note 2)                 RD             57,500          -             -              -               -
                                   TP             57,500          -             -              -               -
                                   DD             57,500          -             -              -               -

Hebron, ND                         PR             57,500        1435            -             120             32
(Secondary-Note 2)                 RD             57,500          -             -
                                   TP             57,500          -             -              -               -
                                   PD             30,000          -            725             -               -
                                   DD             30,000          -             -              -               -


                        NORTHERN BORDER PIPELINE COMPANY

        AMENDED EXHIBIT A TO U.S. SHIPPERS SERVICE AGREEMENT (continued)

                                                Maximum        Maximum       Minimum        Maximum
                                  Role         Quantity        Receipt      Delivery        Receipt         Minimum
                                 (Notes        (MCF/day)      Pressure      Pressure      Temperature     Temperature
Points                          1 and 3)       (Note 4)        (PSIG)        (PSIG)           ((degree)F)           ((degree)F)
----------------------------- -------------- --------------- ------------ -------------- --------------- --------------
Glen Ullin, ND                     PR             57,500        1435            -             120             32
(Secondary-Note 2)                 RD             57,500          -             -              -               -
                                   TP             57,500          -             -              -               -
                                   PD             57,500          -            725             -              32
                                   DD             57,500          -             -              -               -

Linton, SD                         RD                770          -             -              -               -
(Secondary-Note 2)                 TP             57,500          -             -              -               -
                                   PD                770          -            700             -              32
                                   DD                770          -             -              -               -

Mina, SD                           RD             16,000          -             -              -               -
(Secondary-Note 2)                 TP             57,500          -             -              -               -
                                   PD             16,000          -            750             -              32
                                   DD             16,000          -             -              -               -

Warner, SD                         RD             24,000          -             -              -               -
(Secondary-Note 2)                 TP             57,500          -             -              -               -
                                   PD             24,000          -           1,000            -              32
                                   DD             24,000          -             -              -               -

Aberdeen, SD                       RD             35,000          -             -              -               -
(Secondary-Note 2)                 TP             57,500          -             -              -               -
                                   PD             35,000          -            800             -              32
                                   DD             35,000          -             -              -               -

Webster, SD                        RD              5,000          -             -              -               -
(Secondary-Note 2)                 TP             57,500          -             -              -               -
                                   PD              5,000          -            700             -              32
                                   DD              5,000          -             -              -               -

Milbank, SD                        RD              8,073          -             -              -               -
(Secondary-Note 2)                 TP             57,500          -             -              -               -
                                   PD              8,073          -            800             -              32
                                   DD              8,073          -             -              -               -

Ivanhoe, MN                        RD              1,791          -             -              -               -
(Secondary-Note 2)                 TP             57,500          -             -              -               -
                                   PD              1,791          -            700             -              32
                                   DD              1,791          -             -              -               -

                                      -3-

                        NORTHERN BORDER PIPELINE COMPANY


        AMENDED EXHIBIT A TO U.S. SHIPPERS SERVICE AGREEMENT (continued)

                                                Maximum        Maximum       Minimum        Maximum
                                  Role         Quantity        Receipt      Delivery        Receipt         Minimum
                                 (Notes        (MCF/day)      Pressure      Pressure      Temperature     Temperature
Points                          1 and 3)       (Note 4)        (PSIG)        (PSIG)           ((degree)F)           ((degree)F)
----------------------------- -------------- --------------- ------------ -------------- --------------- --------------
Tyler, MN                          RD                700          -             -              -               -
(Secondary-Note 2)                 TP             57,500          -                            -               -
                                   PD                700          -           1,100            -              32
                                   DD                700          -             -              -               -


Balaton, MN                        RD             20,000          -             -              -               -
 (Secondary-Note 2)                TP             57,500          -             -              -               -
                                   PD             20,000          -            720             -              32
                                   DD             20,000          -             -              -               -

Marshall, MN                       RD             57,500          -             -              -               -
 (Secondary-Note 2)                TP             57,500          -             -              -               -
                                   PD             57,500          -            800             -              32
                                   DD             57,500          -             -              -               -

Westbrook, MN                      RD              2,500          -             -              -               -
 (Secondary-Note 2)                TP             57,500          -             -              -               -
                                   PD              2,500          -            800             -              32
                                   DD              2,500          -             -              -               -

Windom, MN                         RD             10,000          -             -              -               -
 (Secondary-Note 2)                TP             57,500          -             -              -               -
                                   PD             10,000          -            800             -              32
                                   DD             10,000          -             -              -               -

Welcome, MN                        RD             57,500          -             -              -               -
 (Secondary-Note 2)                TP             57,500          -             -              -               -
                                   PD             57,500          -            796             -              32
                                   DD             57,500          -             -              -               -

Ledyard, IA                        RD              4,000          -             -              -               -
 (Secondary-Note 2)                TP             57,500          -             -              -               -
                                   PD              4,000          -            800             -              32
                                   DD              4,000          -             -              -               -

Ventura, IA                        RD             57,500          -             -              -               -
 (Secondary-Note 2)                TP             57,500          -             -              -               -
                                   PD             57,500          -            820             -              32
                                   DD             57,500          -             -              -               -

                                      -4-

                        NORTHERN BORDER PIPELINE COMPANY


        AMENDED EXHIBIT A TO U.S. SHIPPERS SERVICE AGREEMENT (continued)


                                                Maximum        Maximum       Minimum        Maximum
                                  Role         Quantity        Receipt      Delivery        Receipt         Minimum
                                 (Notes        (MCF/day)      Pressure      Pressure      Temperature     Temperature
Points                          1 and 3)       (Note 4)        (PSIG)        (PSIG)           ((degree)F)           ((degree)F)
----------------------------- -------------- --------------- ------------ -------------- --------------- --------------
Grundy Center, IA                  RD             57,500          -             -              -               -
 (Secondary-Note 2)                TP             57,500          -             -              -               -
                                   PD             57,500          -            800             -              32
                                   DD             57,500          -             -              -               -

Beaman, IA                         RD              5,100          -             -              -               -
 (Secondary-Note 2)                TP             57,500          -             -              -               -
                                   PD              5,100          -            839             -              32
                                   DD              5,100          -             -              -               -

Tama, IA                           RD                880          -             -              -               -
 (Secondary-Note 2)                TP             57,500          -             -              -               -
                                   PD                880          -            816             -              32
                                   DD                880          -             -              -               -

Amana, IA                          RD             16,350          -             -              -               -
 (Secondary-Note 2)                TP             57,500          -             -              -               -
                                   PD             16,350          -            783             -               -
                                   DD             16,350          -             -              -               -

Harper, IA                         RD             57,500          -             -              -               -
(Secondary-Note2)                  TP             57,500          -             -              -               -
                                   PD             57,500          -            712             -              32
                                   DD             57,500          -             -              -               -

Iowa City, IA                      RD             57,500          -             -              -               -
(Secondary-Note 2)                 TP             57,500          -             -              -               -
                                   PD             57,500          -            600             -              32
                                   DD             57,500          -             -              -               -

Davenport, IA                      RD             57,500          -             -              -               -
(Secondary-Note 2)                 TP             57,500          -             -              -               -
                                   PD             57,500          -            650             -              32
                                   DD             57,500          -             -              -               -

Prophetstown, IL                   RD             57,500          -             -              -               -
(Secondary-Note 2)                 TP             57,500          -             -              -               -
                                   PD             57,500          -            600             -              32
                                   DD             57,500          -             -              -               -

                                      -5-

                        NORTHERN BORDER PIPELINE COMPANY

        AMENDED EXHIBIT A TO U.S. SHIPPERS SERVICE AGREEMENT (continued)


                                                Maximum        Maximum       Minimum        Maximum
                                  Role         Quantity        Receipt      Delivery        Receipt         Minimum
                                 (Notes        (MCF/day)      Pressure      Pressure      Temperature     Temperature
Points                          1 and 3)       (Note 4)        (PSIG)        (PSIG)           ((degree)F)           ((degree)F)
----------------------------- -------------- --------------- ------------ -------------- --------------- --------------
Troy Grove, IL                     RD             57,500          -             -              -               -
(Secondary-Note 2)                 TP             57,500          -             -              -               -
                                   PD             57,500          -            600             -              32
                                   DD             57,500          -             -              -               -

Minooka, IL                        RD             57,500          -             -              -               -
(Secondary-Note 2)                 TP             57,500          -             -              -               -
                                   PD             57,500          -            550             -              32
                                   DD             57,500          -             -              -               -

Channahon, IL                      RD             57,500          -             -              -               -
(Secondary-Note 2)                 TP             57,500          -             -              -               -
                                   PD             57,500          -            850             -              32
                                   DD             57,500          -             -              -               -

Will County, IL                    RD             57,500          -             -              -               -
(Secondary-Note 2)                 TP             57,500          -             -              -               -
                                   PD             57,500          -            850             -              32
                                   DD             57,500          -             -              -               -

Manhattan, IL                      RD             57,500          -             -              -               -
(Secondary-Note 2)                 TP             57,500          -             -              -               -
                                   PD             57,500          -            858             -              32
                                   DD             57,500          -             -              -               -


Total Maximum
Receipt Quantity:           2,500 Mcf/d - 12/22/1998 through 12/21/2008
                           55,000 Mcf/d - 12/22/1998 through 05/22/2009

NOTE 1: The point role will be either PR for physical receipts, RD for receipt by displacement, TP for transfer points, PD for physical deliveries, and DD for delivery by displacement.

NOTE 2: Should nominations at secondary receipt and delivery points be received which exceed available capacity, volumes will be scheduled in accordance with Northern Border's nomination and scheduling procedures.

NOTE 3: For receipt or delivery of gas by displacement, Company cannot and does not have an obligation to physically deliver or receive gas at these points. Volumes will be delivered or received at these point(s) only to the extent that corresponding equal or greater volumes are received or delivered by other parties at these points on the same day. These corresponding volumes will be used to displace volumes nominated for delivery or receipt by Shipper.

NOTE 4: Where the maximum quantity for receipt, delivery and transfer points is shown as 57,500 Mcf/day, the maximum quantity shall be 55,000 Mcf/day for the period December 22, 2008 through May 22, 2009.


This Exhibit A is made and entered into as of March 3, 1999. On the effective date, it shall supersede the Exhibit A dated as of November 17, 1998.

The effective date of this Exhibit A is April 2, 1999.


ATTEST:                       NORTHERN BORDER PIPELINE COMPANY
                              By: Northern Plains Natural Gas Company, Operator

/s/ Eva Neufeld               By: /s/ Robert A. Hill
-------------------------         ----------------------------------
Assistant Secretary
                              Title: Vice President
                                     -------------------------------


WITNESS:                      ENRON CAPITAL & TRADE RESOURCE CORP.

/s/ Mike Lynch                By: /s/ Julia Gomez
-------------------------         ----------------------------------

                              Title: Vice President
                                     -------------------------------

                                      -7-